UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2006
ARRIS Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia		30024

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		678-473-8300
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 8, 2006, ARRIS Group, Inc. issued a press release regarding preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
On February 9, 2006, ARRIS Group, Inc. held its fourth quarter 2005 earnings conference call to discuss preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2005. A transcript of the call is attached hereto as Exhibit 99.2 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release issued February 8, 2006.
99.2	Transcript of February 9, 2006 Conference Call
The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
	By:	/s/ David B Potts
David B Potts
Date: February 13, 2006		Executive Vice President and CFO

EXHIBIT INDEX
99.1	Press Release dated February 8, 2006
99.2	Transcript of February 9, 2006 Conference Call